Noranda Aluminum Holding Corp July 27, 2011 10:00 AM Eastern / 9:00 AM Central Exhibit 99.2 SECOND QUARTER RESULTS CONFERENCE CALL

The following information contains, or may be deemed to contain, "forward-
looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995).  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of Noranda may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree.  For a discussion of some of the important factors that could cause Noranda’s results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to Noranda’s filings with the SEC, including the Annual Report on Form 10-K.
Forward Looking Statements

SECOND QUARTER 2011 RESULTS OVERVIEW

$ in millions
$550
$500
$450
$400
$350
$300
$250
$200
$334.9
$394.6
$426.3
Q2-10
Q1-11
Q2-11

$ per pound
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.73
$0.68
$0.69
LTM Q2-10
LTM Q1-11
LTM Q2-11

$ in millions
$120
$100
$80
$60
$40
$20
$0
$62.5
$82.1
$88.5
Q2-10
Q1-11
Q2-11

$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$55.0
$75.3
$128.5
LTM Q2-10
LTM Q1-11
LTM Q2-11

Revenue (3 months ended)
Segment Profit (3 months ended)
LTM Integrated Primary Aluminum Net Cash Cost
LTM Operating Cash Flow, excluding aluminum hedges

Sequential and Year-Over-Year Improvements in Revenues, Profitability and Liquidity

SECOND QUARTER 2011 RESULTS OVERVIEW

Pounds in millions
180
160
140
120
100
80
60
40
20
0
33.4
1.2
111.9
13.1
8.7
121.2
14.7
5.6
123.7
Q2-10
Q1-11
Q2-11
Value-Added
External sow
Intercompany

Pounds in millions
150
130
110
90
70
50
30
10
-10
30.7
34.5
44.3
26.5
38.6
50.8
26.8
37.3
52.5
Q2-10
Q1-11
Q2-11
Billet
Rod
Other
High-Purity Sow

Pounds in millions
120
100
80
60
40
20
0
91.9
91.3
100.1
Q2-10
Q1-11
Q2-11

% Growth vs. prior year
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
15.1%
7.8%
7.9%
2010
2011
2012

Primary Aluminum Product Shipments (Total, 3 months ended) Primary Value-Added Volume by Category (3 months ended)
U.S. Aluminum Consumption Growth Rates (CRU)

Continued Growth for Value-Added Products
Flat Rolled Product Shipments (3 months ended)
111.9
121.2
123.7
146.5 143.0 144.0

SECOND QUARTER 2011 RESULTS OVERVIEW

Segment profit as % of revenue
25%
20%
15%
10%
5%
0%
12.6%
18.7%
19.0%
20.8%
LTM Q2-10
Q2-10
LTM Q2-11
Q2-11

$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$43.0
$120.1
$157.7
2009
2010
2011

Bauxite $5.3
Flat Rolled Products $7.0
Alumina $8.0
Primary Aluminum $17.1
$ in millions

Cumulative CORE Savings through Q2-11 Year to Date Q2-11 CORE Savings by Segment 5 Productivity Complements Growth in Creating Value Segment Profit Margin

Improved Segment Profit Performance
Q2-10 Q1-11 Q2-11
Integrated Upstream Segment Profit $55.2 $75.2 $79.5
Flat Rolled Products Segment Profit 14.6 13.5 16.2
Corporate Costs (7.3) (6.6) (7.2)
Total Segment Profit $62.5 $82.1 $88.5

Continued Growth in Upstream Profitability
Q2-10 Q1-11 Q2-11
Realized Midwest Transaction Price $ 1.04 $ 1.18 $    1.26
Net integrated cash cost of primary aluminum 0.66 0.66 0.70
Integrated upstream margin per pound $    0.38 $ 0.52 $   0.56
Total primary aluminum shipments 146.5 143.0 144.0
Integrated upstream segment profit $   55.2 $ 75.2 $  79.5

Bridge of Segment Profit to Net Income, Excluding Special Items
Q2-10 Q2-11 Q2-11
Segment profit $ 62.5 $ 82.1 $  88.5
Depreciation and amortization (25.1) (23.6) (24.5)
LIFO/LCM (9.6) (10.2) (9.0)
Interest expense, net (8.6) (5.7) (5.5)
Other recurring non-cash (3.0) (6.9) (2.4)
Income tax impact of special items (5.3) (11.9) (15.9)
Net income, excluding special items $   10.9 $ 23.8 $  31.2

CASH COST PERFORMANCE

$0.76
$0.74
$0.72
$0.70
$0.68
$0.66
$0.64
$0.62
$0.60
$ per pound
$0.66
$0.03
$0.03
$0.01
$0.02
$0.01
$0.70
Q1-11 Cash cost
Seasonal peak power
Carbon-based products
Other energy
LME alumina offset
Other, primarily timing related
Q2-11 Cash cost

Cash Costs Stable Despite Upward Pressures
•
Third Quarter Outlook Compared to Second Quarter
o
Chemical costs – flat to 1 cent increase
o
Carbon-based products – 1 to 2 cent increase
o
Recurring impact of 5.2% increase in power – 1 cent increase
o
Peak power surcharge, including impact of 5.2% rate increase – 9 cent increase
o
Turnaround of Q2 maintenance timing – 1 cent increase

REVIEW OF LIQUIDITY AND FINANCIAL MANAGEMENT

$ in millions
160
140
120
100
80
60
40
20
0
$41.5
$82.5
$23.4
$9.9
$36.9
$15.8
$84.8
March 2011 Cash
Adjusted EBITDA
Operating working capital
Pension funding & other payments
Cash taxes
CapEx
June 2011 Cash

Q2-11 Liquidity and Capitalization Highlights
• $215.2 million of available borrowing
capacity under revolving credit facility
• S&P upgraded debt ratings in Q2
•
Net debt (debt minus cash)—$343.7 million
•
Net debt to trailing twelve month Adjusted
EBITDA ratio—1.3 to 1

FAVORABLE INDUSTRY DEMAND DYNAMICS

$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$ per pound
2011
2012
2013
Harbor*
7/25/11 Fwd
CRU**

Aluminum Comsumption Growth vs. Global GDP Growth from 1990 - 2010
3.0
2.5
2.0
1.5
1.0
0.5
-
2.5
1.7
1.8
1.5
Aluminum
Copper
Zinc
Nickel

• Global aluminum demand is expected to
continue to grow
o
Global economic growth
o
Higher standards of living and increased
demand from emerging markets
o
CRU: 2011 to see 8% growth in U.S.
primary aluminum consumption
• Substitution from other metals such as
copper
o
Gains are occurring in wire and cable and
bus-bars, heat transfer applications,
commercial heat exchanger applications
• Aluminum is highly correlated with
o
GDP growth
o
Rapid urbanization
o
Increasing environmental consciousness

We Hold a Positive Outlook For Aluminum
Beta to Global GDP
Source: CRU
*  Source: Harbor Intelligence; 5 Al analysts most accurate from 2001 through 2010, as of July 5, 2011.
** Source: CRU Aluminum Quarterly, as of July 26, 2011.
Forecasts of Average Annual LME

•
Achieved sequential and year-over-year growth in:
o
Revenue
o
Profitability
o
Liquidity
•
Continued to validate our strategy and business model
o
Integration & cost discipline
o
Input cost independence from LME
o
Focus on productivity and growth
o
Continued process improvements
•
Announced new three year $140 million CORE savings target
•
Expanded financial flexibility to support prudent investments
Key Second Quarter Takeaways

Appendices

APPENDICES

	Three months ended June 30, 2010						
	Bauxite	Alumina refining	Primary aluminum products	Flat rolled products	Corporate	Eliminations	Consolidated
	$	$	$	$	$	$	$
Sales:							
External customers	10.2	55.8	128.1	140.8	—	—	334.9
Intersegment	17.4	40.0	33.6	—	—	(91.0)	—
Total sales	27.6	95.8	161.7	140.8	—	(91.0)	334.9
Segment profit (loss)	4.6	19.1	31.2	14.6	(7.3)	0.3	62.5
Depreciation and amortization	2.6	5.0	12.1	5.2	0.2	—	25.1
Capital expenditures	1.4	2.6	7.7	2.7	0.4	—	14.8

	Three months ended June 30, 2010						
	Bauxite	Alumina refining	Primary aluminum products	Flat rolled products	Corporate	Eliminations	Consolidated
	$	$	$	$	$	$	$
Segment profit (loss)	4.6	19.1	31.2	14.6	(7.3)	0.3	62.5
Depreciation and amortization	(2.6)	(5.0)	(12.1)	(5.2)	(0.2)	—	(25.1)
Last in, first out and lower of cost or market inventory adjustments	—	—	(6.9)	(2.7)	—	—	(9.6)
Loss on disposal of assets	—	—	(0.4)	—	—	—	(0.4)
Non-cash pension, accretion and stock compensation	(0.2)	(0.2)	(1.0)	(0.7)	(3.7)	—	(5.8)
Restructuring, relocation and severance	(3.0)	—	—	—	(0.3)	—	(3.3)
Consulting and sponsor fees	—	—	—	—	(17.1)	—	(17.1)
Cash settlements on hedging transactions	—	—	—	0.2	—	—	0.2
Other, net	(0.1)	0.1	0.1	(0.2)	(0.2)	(0.3)	(0.6)
Operating income (loss)	(1.3)	14.0	10.9	6.0	(28.8)	—	0.8
Interest expense, net							8.6
Gain on hedging activities, net							(20.6)
Loss on debt repurchase							2.5
Total other income							(9.5)
Income before income taxes							10.3

Second Quarter 2010 Segment Profit (Loss) 14

APPENDICES

	Three months ended March 31, 2011						
	Bauxite	Alumina refining	Primary aluminum products	Flat rolled products	Corporate	Eliminations	Consolidated
	$	$	$	$	$	$	$
Sales:							
External customers	16.8	61.1	165.3	151.4	—	—	394.6
Intersegment	21.3	42.8	15.5	—	—	(79.6)	—
Total sales	38.1	103.9	180.8	151.4	—	(79.6)	394.6
Segment profit (loss)	6.4	22.9	47.8	13.5	(6.6)	(1.9)	82.1
Depreciation and amortization	1.6	5.2	11.7	4.8	0.3	—	23.6
Capital expenditures	3.1	2.3	6.1	2.0	—	—	13.5

	Three months ended March 31, 2011						
	Bauxite	Alumina refining	Primary aluminum products	Flat rolled products	Corporate	Eliminations	Consolidated
	$	$	$	$	$	$	$
Segment profit (loss)	6.4	22.9	47.8	13.5	(6.6)	(1.9)	82.1
Depreciation and amortization	(1.6)	(5.2)	(11.7)	(4.8)	(0.3)	—	(23.6)
LIFO/LCM	—	—	(4.8)	(5.9)	—	0.6	(10.1)
Loss on disposal of assets	—	—	(0.5)	(0.6)	—	—	(1.1)
Non-cash pension, accretion and stock compensation	(0.1)	(0.1)	(0.7)	(0.6)	(2.2)	—	(3.7)
Restructuring, relocation and severance	—	(0.1)	(0.2)	—	(0.1)	—	(0.4)
Consulting and sponsor fees	—	—	—	—	(0.3)	—	(0.3)
Cash settlements on hedging transactions	—	—	(0.2)	(1.0)	—	—	(1.2)
Other, net	(0.1)	(0.2)	0.1	(0.1)	—	—	(0.3)
Operating income (loss)	4.6	17.3	29.8	0.5	(9.5)	(1.3)	41.4
Interest expense, net							5.7
Gain on hedging activities, net							(21.8)
Total other income							(16.1)
Income before income taxes							57.5

First Quarter 2011 Segment Profit (Loss) 15

Second Quarter 2011 Segment Profit (Loss)
Three months ended June 30, 2011
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Sales:
External customers ................................ 17.8 60.5 174. 3 173.7 — — 426.3
Intersegment ........................................... 18.6 48.7 18.3 — — (85.6) —
Total sales ............................................... 36.4 109.2 192.6 173.7 — (85.6) 426. 3
Segment profit (loss) ..................................... 6.0 27.6 48.0 16.2 (7.2) (2.1) 88.5
Depreciation and amortization ..................... 2.8 5.2 11.6 4.6 0.3 — 24.5
Capital expenditures ...................................... 2.3 3.0 6.1 3.7 0.7 — 15.8
Three months ended June 30, 2011
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Segment profit (loss) ....................................... 6.0 27.6 48.0 16.2 (7.2) (2.1) 88.5
Depreciation and amortization ....................... (2.8) (5.2) (11.6) (4.6) (0.3) — (24.5)
Last in, first out and lower of cost or market
inventory adjustments ................................ — — (3.6) (2.4) — (3.0) (9.0)
(Gain) loss on disposal of assets .................... 0.7 — (0.7) (0.4) — — (0.4)
Non-cash pension, accretion and stock
compensation .............................................. (0.2) (0.2) (0.7) (0.6) (1. 6) — (3.3)
Restructuring, relocation and severance ....... — (0.1) — (0.1) — — (0.2)
Consulting and sponsor fees ......................... — — — — (0.1) — (0.1)
Cash settlements on hedging transactions...... — — (0.2) (1.4) — — (1.6)
Other, net ........................................................ 0.1 — (0. 3) 0.1 (0.2) 3.5 3.2
Operating income (loss) ................................ 3.8 22.1 30.9 6.8 (9.4) (1.6) 52.6
Interest expense, net .......................................................................................................................................................... 5.5
Gain on hedging activities, net ........................................................................................................................................... (24.3)
Total other income ............................................................................................................................................................. (18.8)
Income before income taxes .............................................................................................................................................. 71.4

Non-GAAP Measure: Disclaimer
This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies.
These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we discuss any non-GAAP financial measures on the earnings call, a reconciliation of each measure to the most directly comparable U.S. GAAP measure are available in the appendices that follow and are filed as an Exhibit 99 to our Current Report on Form 8-K furnished to the
SEC concurrent with the use of this presentation.

APPENDICES

	Three months ended June 30, 2010	Three months ended June 30, 2011	Six months ended June 30, 2010	Six months ended June 30, 2011	Twelve months ended December 31, 2010	Last twelve months ended June 30, 2011
	$	$	$	$	$	$
Adjusted EBITDA	71.2	82.5	128.2	158.2	226.1	256.1
Last in, first out and lower of cost or market inventory adjustments[(a)]	(9.6)	(9.0)	(10.7)	(19.2)	(4.1)	(12.6)
Loss on disposal of assets	(0.4)	(0.4)	(1.9)	(1.5)	(4.0)	(3.6)
Non-cash pension, accretion and stock compensation	(5.8)	(3.3)	(9.4)	(7.0)	(14.9)	(12.5)
Restructuring, relocation and severance	(3.3)	(0.2)	(8.3)	(0.6)	(11.9)	(4.2)
Consulting and sponsor fees	(17.1)	(0.1)	(18.7)	(0.4)	(18.9)	(0.6)
Interest rate swaps	(5.6)	(2.3)	(5.6)	(2.3)	(11.0)	(7.7)
Gain (loss) on debt repurchase	(2.5)	—	(2.6)	—	(0.1)	2.5
Charges and fees related to hedge terminations	(4.9)	—	(9.0)	—	(9.0)	—
Non-cash derivative gains and losses[(b)]	22.5	31.0	13.8	58.0	73.2	117.4
Other, net	(0.5)	3.2	3.5	3.0	6.3	5.8
Depreciation and amortization	(25.1)	(24.5)	(51.2)	(48.1)	(98.7)	(95.6)
Interest expense, net	(8.6)	(5.5)	(17.8)	(11.2)	(31.1)	(24.5)
Income tax expense	(3.4)	(24.0)	(3.5)	(43.2)	(35.0)	(74.7)
Net income	6.9	47.4	6.8	85.7	66.9	145.8

Non-GAAP Measure: Adjusted EBITDA
Management uses “Adjusted EBITDA” as a liquidity measure in respect of the fixed-charge coverage ratio and the net senior secured leverage ratio, as defined in our debt agreements. As used herein, Adjusted EBITDA means net income before income taxes, net interest expense and depreciation and amortization, adjusted to eliminate certain non-cash expenses, restructuring charges, related party management fees, charges resulting from purchase accounting and other specified items of income or expense as outlined below
(in millions):

APPENDICES

	Three months ended June 30,		Six months ended June 30,		Twelve months ended
	2010	2011	2010	2011	December 31, 2010
	$	$	$	$	$
Adjusted EBITDA	71.2	82.5	128.2	158.2	226.1
Settlements from hedge terminations, net	105.9	—	164.6	—	164.6
Stock compensation expense	3.6	1.5	4.0	3.5	5.9
Changes in other assets	(7.4)	(1.1)	(7.7)	(6.9)	(10.0)
Changes in pension and other long-term liabilities	(6.2)	(5.4)	4.3	(2.3)	(0.6)
Changes in operating asset and liabilities	(14.4)	(4.0)	(25.5)	(29.2)	(36.7)
Changes in current income taxes	(6.1)	(19.5)	(6.1)	(38.5)	(20.2)
Changes in accrued interest	3.7	4.1	(4.6)	(0.9)	(7.4)
Non-cash pension, accretion and stock compensation	(5.8)	(3.3)	(9.4)	(7.0)	(14.9)
Restructuring, relocation and severance	(3.3)	(0.2)	(8.3)	(0.6)	(11.9)
Consulting and sponsor fees	(17.1)	(0.1)	(18.7)	(0.4)	(18.9)
Interest rate swaps	(5.6)	(2.3)	(5.6)	(2.3)	(11.0)
Other, net	(0.1)	3.3	3.8	3.0	5.9
Cash flow from operating activities	118.4	55.5	219.0	76.6	270.9

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
Adjusted EBITDA is not a measure of financial performance under U.S. GAAP, and may not be comparable to similarly titled measures used by other companies in our industry. Adjusted EBITDA should not be considered in isolation from or as an alternative to net income, income from continuing operations, operating income or any other performance measures derived in accordance with U.S.
GAAP. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted EBITDA excludes certain tax payments that may represent a reduction in cash available to us; does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; does not reflect capital cash expenditures, future requirements for capital expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; and does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness. Adjusted EBITDA also includes incremental stand-alone costs and adds back non-cash hedging gains and losses, and certain other non-cash charges that are deducted in calculating net income. However, these are expenses that may recur, vary greatly and are difficult to predict. In addition, certain of these expenses can represent the reduction of cash that could be used for other corporate purposes. You should not consider our
Adjusted EBITDA as an alternative to operating income or net income, determined in accordance with U.S. GAAP, as an indicator of our operating performance, or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, as an indicator of our cash flows or as a measure of liquidity.
The following table reconciles Adjusted EBITDA to cash flow from operating activities for the periods presented (in millions):

Three months ended June 30,		Six months ended June 30,		Twelve months ended December 31,	Last twelve months ended
	2010	2011	2010	2011	2010	June 30, 2011
	$	$	$	$	$	$
Fixed priced aluminum swaps	(10.2)	—	(24.2)	—	(24.2)	—
Variable price aluminum swaps and other	0.2	(1.6)	(0.3)	(2.8)	(2.5)	(5.0)
Natural gas swaps	6.4	6.0	10.4	12.4	23.3	25.3
Interest rate swaps	5.6	2.3	5.6	2.3	11.0	7.7
Total	2.0	6.7	(8.5)	11.9	7.6	28.0

APPENDICES

Our New Madrid smelter and our rolling mills use the LIFO method of inventory accounting for financial reporting and tax purposes. This adjustment restates net income to the FIFO method by eliminating LIFO expenses related to inventories held at the New Madrid smelter and the rolling mills. Product inventories at Gramercy and St. Ann and supplies inventories at New Madrid are stated at lower of weighted-average cost or market, and are not subject to the LIFO adjustment. We also reduce inventories to the lower of cost (adjusted for purchase accounting) or market value.
Non-GAAP Measure: Adjusted EBITDA (Cont’d)
(a)
(b)
We use derivative financial instruments to mitigate effects of fluctuations in aluminum and natural gas prices. This adjustment eliminates the non-cash gains
The previous table presents fixed price aluminum swap cash settlement amounts net of early termination discounts totaling $4.9 million in the three months ended June 30, 2010, $9.0 million in the six months ended June 30, 2010 and $9.0 million in the twelve months ended December 31, 2010. We settled all and losses resulting from fair market value changes of aluminum swaps. Cash settlements (received) or paid, except settlements on hedge terminations, related to our derivatives are included in Adjusted EBITDA and are shown in the table below:
fixed price aluminum swaps in connection with our IPO.

APPENDICES

	Three months ended June 30,		Six months ended June 30,	
	2010	2011	2010	2011
Total primary aluminum cash cost (in millions)[(a)]	$ 96.6	$ 101.2	$ 183.9	$ 195.0
Total primary aluminum shipments (pounds in millions)	146.5	144.0	267.3	287.0
Integrated net cash cost for primary aluminum products (per pound shipped)	$ 0.66	$ 0.70	$ 0.69	$ 0.68

(a) Total primary aluminum cash cost is calculated below (in millions):

Total primary aluminum product sales	$ 161.7	$ 192.6	$ 295.1	$ 373.4
Less: fabrication premiums and other revenue	(9.9)	(11.9)	(17.9)	(23.7)
Realized Midwest transaction price revenue	151.8	180.7	277.2	349.7
Primary aluminum products segment profit	31.2	48.0	57.6	95.8
Alumina refining segment profit	19.1	27.6	25.8	50.5
Bauxite segment profit	4.6	6.0	12.3	12.4
Profit eliminations	0.3	(2.1)	(2.4)	(4.0)
Total	55.2	79.5	93.3	154.7
Total primary aluminum cash cost	$ 96.6	$ 101.2	$ 183.9	$ 195.0

Non-GAAP Measure: Net Cash Cost of Primary Aluminum
                Unit net cash for primary aluminum per pound represents the costs of producing commodity grade aluminum net of value-added premiums on primary aluminum sales. The Company has provided unit net cash cost per pound of aluminum shipped because it provides investors with additional information to measure operating performance. Using this metric, investors are able to assess the prevailing LME price plus Midwest premium per pound versus unit net costs per pound shipped. Unit net cash cost per pound is positively or negatively impacted by changes in primary aluminum, alumina and bauxite production and sales volumes, natural gas and oil related costs, seasonality in electrical contract rates, and increases or decrease in other production related costs.
Unit net cash costs is not a measure of financial performance under U.S. GAAP and may not be comparable to similarly titled measures used by other companies. Unit net cash costs per pound shipped should not be considered in isolation from or as an alternative to any performance measures derived in accordance with U.S GAAP. The following table shows the calculation of integrated net cash cost of primary aluminum:

APPENDICES

	Three months ended June 30,		Six months ended June 30,	
	2010	2011	2010	2011
Net income (loss) for the period	$ 6.9	$ 47.4	$ 6.8	$ 85.7
After-tax impact of special items	4.0	(16.2)	6.1	(30.7)
Net income for the period, excluding special items	$ 10.9	$ 31.2	$ 12.9	$ 55.0
Weighted-average common shares outstanding, diluted	50.10	68.32	47.08	68.22
Diluted, net income per common share, excluding special items	$ 0.22	$ 0.46	$ 0.27	$ 0.81

Non-GAAP Measure: Diluted EPS, Excluding Special Items
“Net income (loss), excluding special items” means net income adjusted to eliminate the impact of certain transactions and events referred to as “special items,” as listed herein. “Diluted net income (loss) per share, excluding special items” refers to net income (loss) excluding special items, divided by the number of diluted weighted average shares outstanding. Management has provided net income (loss), excluding special items and diluted net income (loss) per share, excluding special items because the measure provides investors with additional information with which to measure operating results. Using these metrics, investors are able to assess the impact of certain transactions and events on earnings and to compare net income (loss) from period to period with the impact of those transactions and events removed from all periods. Management believes this metric is a valuable tool in assisting investors to compare financial results from period to period.
Net income (loss), excluding special items may not be comparable to similarly titled measures used by other companies. Net income
(loss), excluding special items should not be considered in isolation from or as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP. Net income (loss), excluding special items has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of results as reported under U.S. GAAP.